Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 3.5%
Industrial Conglomerates – 3.5%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ (cost $103,625,231)	$112,675,000	$110,360,656
Common Stocks – 93.5%
Aerospace & Defense – 5.8%
Axon Enterprise Inc*	700,396	51,325,019
L3Harris Technologies Inc	680,122	134,575,740
		185,900,759
Banks – 3.9%
Citigroup Inc	1,144,524	91,436,022
Webster Financial Corp	644,142	34,371,417
		125,807,439
Biotechnology – 3.6%
Insmed Inc*	2,240,547	53,504,262
Neurocrine Biosciences Inc*	574,690	61,773,428
		115,277,690
Capital Markets – 9.7%
Apollo Global Management Inc	2,526,562	120,542,273
Intercontinental Exchange Inc	521,409	48,256,403
TD Ameritrade Holding Corp	2,872,680	142,772,196
		311,570,872
Construction Materials – 1.6%
Summit Materials Inc*	2,118,093	50,622,423
Containers & Packaging – 6.3%
Ball Corp	407,551	26,356,323
Crown Holdings Inc*	2,418,457	175,435,170
		201,791,493
Diversified Consumer Services – 2.5%
ServiceMaster Global Holdings Inc*	2,104,721	81,368,514
Diversified Financial Services – 0.2%
GTY Technology Holdings Inc*,#	1,000,000	5,890,000
Entertainment – 9.2%
Liberty Media Corp-Liberty Formula One*	2,464,565	113,283,730
Vivendi SA	4,118,380	119,267,561
Walt Disney Co	448,168	64,818,538
		297,369,829
Equity Real Estate Investment Trusts (REITs) – 1.9%
VICI Properties Inc	2,447,663	62,537,790
Health Care Equipment & Supplies – 3.0%
Globus Medical Inc*	579,473	34,119,370
ICU Medical Inc*	327,533	61,287,975
		95,407,345
Independent Power and Renewable Electricity Producers – 2.0%
Vistra Energy Corp	2,873,384	66,059,098
Industrial Conglomerates – 1.5%
General Electric Co	4,304,851	48,042,137
Information Technology Services – 2.6%
Pagseguro Digital Ltd*	2,421,879	82,731,387
Interactive Media & Services – 2.9%
Alphabet Inc - Class C*	71,134	95,107,581
Leisure Products – 3.6%
Hasbro Inc	1,089,453	115,057,131
Machinery – 4.9%
Stanley Black & Decker Inc	405,613	67,226,299
Wabtec Corp	1,168,938	90,943,376
		158,169,675
Media – 3.4%
GCI Liberty Inc*	1,548,793	109,731,984
Metals & Mining – 4.2%
Constellium SE*	5,204,894	69,745,580
Freeport-McMoRan Inc	5,013,324	65,774,811
		135,520,391
Multi-Utilities – 3.2%
Sempra Energy	683,264	103,500,831
Pharmaceuticals – 3.7%
Allergan PLC	20,610	3,940,014
Collegium Pharmaceutical Inc*,£	2,096,257	43,140,969
Horizon Therapeutics PLC*	1,959,906	70,948,597
		118,029,580

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.5%
Lam Research Corp	169,040	$49,427,296
Marvell Technology Group Ltd	2,257,906	59,969,983
Microchip Technology Inc	954,573	99,962,885
		209,360,164
Software – 1.7%
Avalara Inc*	756,567	55,418,533
Technology Hardware, Storage & Peripherals – 1.9%
NCR Corp*	1,728,509	60,774,376
Trading Companies & Distributors – 1.7%
Ferguson PLC	613,361	55,644,887
Wireless Telecommunication Services – 2.0%
T-Mobile US Inc*	830,883	65,157,845
Total Common Stocks (cost $2,516,381,943)		3,011,849,754
Rights – 0.4%
Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co* (cost $9,925,866)	4,295,848	12,930,502
Investment Companies – 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $74,167,849)	74,166,325	74,166,325
Investments Purchased with Cash Collateral from Securities Lending – 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº,£	576,840	576,840
Time Deposits – 0%
Canadian Imperial Bank of Commerce, 1.6000%, 1/2/20	$144,210	144,210
Total Investments Purchased with Cash Collateral from Securities Lending (cost $721,050)		721,050
Total Investments (total cost $2,704,821,939) – 99.7%		3,210,028,287
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		10,403,538
Net Assets – 100%		$3,220,431,825

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,938,283,759	91.5%
France	119,267,561	3.7
Brazil	82,731,387	2.6
Netherlands	69,745,580	2.2

Total	$3,210,028,287	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/19
Common Stocks - 1.3%
Pharmaceuticals - 1.3%
Collegium Pharmaceutical Inc*	$-	$-	$17,091,501	$43,140,969
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	221,347	2,994	(1,524)	74,166,325
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	2,040∆	-	-	576,840
Total Affiliated Investments - 3.6%	$223,387	$2,994	$17,089,977	$117,884,134

(1) For securities that were affiliated for a portion of the period ended December 31, 2019, this column reflects amounts for the entire period ended December 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Common Stocks - 1.3%
Pharmaceuticals - 1.3%
Collegium Pharmaceutical Inc*	1,818,594	277,663	-	2,096,257
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	118,196,467	226,913,498	(270,943,640)	74,166,325
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	334,750	2,105,079	(1,862,989)	576,840

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

#	Loaned security; a portion of the security is on loan at December 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$110,360,656	$-
Common Stocks	3,011,849,754	-	-
Rights	12,930,502	-	-
Investment Companies	-	74,166,325	-
Investments Purchased with Cash Collateral from Securities Lending	-	721,050	-
Total Assets	$3,024,780,256	$185,248,031	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.